Exhibit 99.1
NOVEMBER 2023 4Q23 CAPITAL MARKETS PRESENTATION

SAFE HARBOR COMMENTS FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements related to O-I Glass, Inc. (“O-I Glass” or the “Company”) within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to, the following: (1) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, war, civil disturbance or acts of terrorism, natural disasters, and weather, (2) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current conflicts between Ukraine-Russia and Israel-Hamas and disruptions in supply of raw materials caused by transportation delays), (3) the impact of the COVID-19 pandemic and the various governmental, industry and consumer actions related thereto, (4) competitive pressures, consumer preferences for alternative forms of packaging or consolidation among competitors and customers, (5) the Company’s ability to improve its glass melting technology, known as the MAGMA program, and implement it within the timeframe expected, (6) unanticipated operational disruptions, including higher capital spending, (7) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (8) the Company’s ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the Company’s operating efficiency and working capital management, and achieving cost savings, (9) the Company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (10) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (11) the Company’s ability to achieve its strategic plan, (12) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (13) the ability of the Company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (14) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt on favorable terms, (15) foreign currency fluctuations relative to the U.S. dollar, (16) changes in tax laws or U.S. trade policies, (17) risks related to recycling and recycled content laws and regulations, (18) risks related to climate-change and air emissions, including related laws or regulations and increased environmental, social and governance (“ESG”) scrutiny and changing expectations from stakeholders and the other risk factors discussed in the Company's filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.

3 O-I: AT A GLANCE #1 69 factories 19 countries ATTRACTIVE PRODUCT PORTFOLIO 33% beer 21% wine 17% food 15% NAB 14% spirits GLASS IS THE MOST SUSTAINABLE PACKAGE all natural, endlessly recyclable, NEVER trash Note: based on 2022 annual report MAGMA reimagines glass making to support customer aspirations and enable profitable growth DIVERSE CUSTOMER BASE 6,000+ direct customers DEDICATED & ENGAGED TEAM 24,000+ associates UN PAR ALLELED PRODUC T I ON N ET WOR K LEADER IN GLASS PACKAGING $6.9 billion in net sales

4 COMPELLING STRATEGY TO CREATE VALUE IMPROVE PERFORMANCE AND REDUCE RISK Resolve Legacy Liabilities and Improve the Balance Sheet PROFITABLE GROWTH Leverage Favorable Long-Term Mega Trends AGILE EXECUTION Bold Transformation and Delivering on Commitments BREAKTHROUGH INNOVATION MAGMA Creates a New Paradigm for Glass SUSTAINABILITY Integrated ESG Roadmap

5 IMPROVED PERFORMANCE AND BALANCE SHEET 1.22 1.83 2.30 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 2020 2021 2022 2023 Guidance aEPS ~3.00 HIGHER EARNINGS LOWER FINANCIAL LEVERAGE 1 < 3.0 5.5 4.4 3.5 2.5 0.0 1.0 2.0 3.0 4.0 5.0 6.0 2020 2021 2022 2023 Guidance Longer Term Target Financial Leverage 1 1 Management defines Financial Leverage as the sum of total debt less cash, plus Support for Paddock and unfunded pension liability divided by Adjusted EBITDA. See the appendix for further disclosure. 2 Latest guidance from 3Q23 Earnings Call on November 1, 2023. 2.5 2 2

INCREASE COST COMPETITIVENESS OPTIMIZE BUSINESS PORTFOLIO AND STRUCTURE INCREASE SUPPLY CHAIN EFFICIENCY ENABLE A MORE FLEXIBLE AND SUSTAINABLE PRODUCTION CAPABILITY BUILD A SIMPLE, AGILE AND EFFECTIVE ORGANIZATION AGILE EXECUTION BOLD TRANSFORMATION AND DELIVERING ON COMMITMENTS 6

7 MAGMA: BREAKTHROUGH INNOVATION CREATES A NEW PARADIGM FOR GLASS EXPAND RIGHT TO WIN WITH RAPID COLOR, SHAPE & SIZE CHANGES AGILE THROUGH ECONOMIC CYCLES & SEASONALITY SUPPLY CHAIN EFFICIENT WITH CO/NEAR LOCATION LOWER CAPITAL INTENSITY WITH EXTENDED ASSET LIFE GROW WITH THE MARKET WITH SCALABLE CAPACITY SUSTAINABLE PRODUCTION WITH LOWER EMISSIONS CONVENIENT PACKAGE WITH LOWER WEIGHT CONTAINER COST EFFICIENT WITH MORE VARIABLE COST STRUCTURE ENTER NEW MARKETS WITH SCALABILITY & LOWER CAPITAL

8 FIRST MAGMA GREENFIELD COMMISSIONING MID -2024 MAGMA MELTER Small, Incremental Growth, Flexibility, Sustainability PILOT FORMING MACHINE Quality, Efficiency SUSTAINABLE Gas-Oxy Combustion, Bio-Fuel Capable, Recycling Ecosystem, Efficient and Safe ULTRA Light-Weighting Capability, Sustainability MODULAR BATCH SYSTEM Fast and Agile for Greenfield Deployment DIGITALIZATION Industry 4.0, Smart Manufacturing, Integration CUSTOMER ENGAGEMENT CENTER Customer Intimacy, Collaborative Innovation NEAR-LOCATED Supply Chain Efficient in Heart of Bourbon Country SCALABLE Line 1 2024 (GEN 2) Line 2 2026 (GEN 3 Pilot) Line 3 Capable HIGH-PERFORMANCE OPERATIONS World Class Safety, Quality and Efficiency First MAGMA Greenfield in Bowling Green, Kentucky will be a Showcase Plant See new MAGMA & ULTRA video at: More on Innovation at O-I: Documents, videos or information on our website or from other sites referenced here are expressly not incorporated by reference into this Presentation. Target Mid-2024 Status Oct 2023

9 Increase recycled content to 50% average by 2030 SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025) Reach 40% renewable electricity use by 2030 and reduce total energy consumption by 9% Total external cullet by tons packed is 38% on average Reduced scope 1 & 2 emissions by 18% from 2017 base year 30% renewable energy use, a 16% increase from 2020 SOLID PROGRESS ON ROBUST ESG GOALS Gold Rating by EcoVadis ESG Regional Top-Rated by Sustainalytics Inclusion in America’s Most Responsible Companies by Newsweek RECENT RECOGNITION OUR COMMITMENT OUR 2022 PERFORMANCE More details in the appendix Note: Documents, videos or information on our website or from other sites referenced here are expressly not incorporated by reference into this Presentation.

MARKET TRENDS

Demand Impacted by Significant Destocking and Modestly Lower Consumption
Expect Rebound Early/Mid-2024

SOFT YTD GLASS DEMAND

- Significant inventory destocking as global supply chains rebalance
- LSD/MSD lower consumer consumption started 2H22 – varies by market/category
- Minor market share shift and temporary trade-down (mega beer)

EXPECT LSD/MSD SALES VOLUME GROWTH IN 2024

- Recent trends are temporary – destocking and macroeconomic
- Expect demand will rebound early/mid-2024
  - Will vary by geography and category
  - Likely quicker rebound in beer/NAB/food and later for wine/spirits


DEMAND TRENDS
YoY Change in Consumer Consumption and O-I Shipments
Stronger 2H24 as Markets Rebound and O-I Comps Challenging 2023 Destocking Period
Demand Rebounds Early/Mid-2024
0%
Significant Inventory Destocking
2H22
2023
2024
Retail Consumer Consumption (1)
O-I Shipments (2)

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(1) Nielsen global retail category consumption data (2Q22-3Q23); Current Management/Euromonitor estimates (4Q23-4Q24)
(2) O-I YoY shipment trends in tons (2Q22-3Q23); Current Management estimates (4Q23-4Q24)

11 AGILITY IN ACTION STRUCTURAL APPROACH TO IMPROVED AGILITY Capital Structure Discipline Portfolio Optimization Margin Expansion Management Systems Marketing Innovation Commercial Excellence ESG People & Culture Breakthrough Technology TEMPORARY PRODUCTION CURTAILMENT ▪ Concentrated in 4Q23 to reduce inventory heading into 2024 ACCELERATE PLANNED NORTH AMERICA NETWORK OPTIMIZATION ▪ Closed plant in Waco, TX ▪ Potentially further NA network optimization as we evaluate future opportunities ENHANCE MARGIN EXPANSION INITIATIVES ▪ Accelerating plant automation initiatives ▪ Organization restructuring REDUCE CAPEX ▪ No change to MAGMA Bowling Green line (Mid-2024) ▪ Defer several expansion projects; Reinitiate projects as asset utilization improves Taking Action to Improve Performance

12 BUSINESS OUTLOOK ( A s o f N o v 1 , 2 0 2 3 – M a n a g e m e n t i s N o t U p d a t i n g O u t l o o k ) aEPS Up More Than 30% From 2022 and Strongest aEPS Performance in 15 Years $1,194 $2.30 ADJUSTED EBITA ($M) CASH FLOW1 ($M) PRELIMINARY VIEW ON FY24 BUSINESS DRIVERS ▼ DD Sales Volume Growth (in Tons) > $1,450 Adjusted EBITDA ($M) ~$3.00 Adjusted Earnings Per Share FCF: $100-$150 aFCF: $400-$450 Free Cash Flow ($M) < 3.0x Net Debt Leverage Currently expect low-to-mid single digit growth FY23 GUIDANCE Higher net price on ~ 55% contracted business; Net price on ~ 45% open market business is subject to market dynamics, especially with upcoming EU negotiation period $550M - $575M CapEx with deferral of certain expansion projects Lower costs driven by enhanced margin expansion initiatives and accelerated restructuring Moderately higher interest expense reflecting market rates Note: Refer to Appendix for key reconciliations from O-I 3Q23 Earnings Call on November 1, 2023 KEY BUSINESS DRIVERS SALES VOLUME NET PRICE OPERATING COSTS CAPEX INTEREST Subject to Macro Factors Under O-I Control KEY

CAPITAL ALLOCATION PRIORITIES IMPROVE CAPITAL STRUCTURE ► < 3.0x net debt leverage (2023 guidance) ► Glide path to ~ 2.5x leverage ► Elim. net unfunded pension FUND PROFITABLE GROWTH ► $630M expansion program (2022-2024) • Partially deferred until capacity utilization improves ► Continued portfolio optimization RETURN VALUE TO SHAREHOLDERS ► Anti-dilutive repurchases ► Evaluate dividend ► Evaluate additional repurchases 13

CONCLUSION

- 2023 EXPECTED TO HAVE BEST aEARNINGS IN 15 YEARS
- CONTINUED RESILIENCE AMID ELEVATED MACRO VOLATILITY
- IMPROVING CAPITAL STRUCTURE AND EVALUATING INCREMENTAL SHAREHOLDER RETURN OVER TIME
- DISRUPTIVE INNOVATION ON-TRACK FOR START-UP MID-2024
- DRIVE PROFITABLE GROWTH IN KEY MARKETS FROM CURRENT EXPANSION PROGRAM AS MACROS RECOVER
- O-I REPRESENTS AN ATTRACTIVE INVESTMENT OPPORTUNITY

COMPELLING INVESTMENT THESIS


STRENGTHEN FINANCIAL PROFILE
Reducing Legacy Liabilities and Improve the Balance Sheet
PROFITABLE GROWTH
Drive Growth in Key Markets
AGILE EXECUTION
Bold Transformation and Delivering on Commitments
BREAKTHROUGH INNOVATION
MAGMA Creates a New Paradigm for Glass
SUSTAINABILITY
Glass is Set to Win in the New Green Economy
SHAREHOLDER
VALUE CREATION

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APPENDIX

2023 STRATEGIC INITIATIVE SCORECARD

Increasing Margins, Enabling Long-Term Profitable Growth with New Disruptive Technology and Improving Capital Structure

PRIORITIES	2023 OBJECTIVES	3Q23 PROGRESS
MARGIN EXPANSION	▪ ≥ $150M net price realization (excl. margin expansion initiatives) ▪ ≥ $100M margin expansion initiative benefits	▲ $523M YTD net price realization ($479M excl. margin expansion initiatives) ▲ $89M YTD initiative benefits
PROFITABLE GROWTH	▪ Complete Canada and Colombia capacity expansion projects ▪ Advance Brazil, Peru and Scotland capacity expansion projects ▪ Advance first MAGMA greenfield in Bowling Green, KY	▲ Canada and Colombia expansion are now operational ► Deferring Brazil, Peru and Scotland expansion projects until markets recover ▲ Bowling Green MAGMA Gen 2 Greenfield on track for mid-2024 go live
MAGMA/ ULTRA DEVELOPMENT	▪ Enable MAGMA commercialization: Gen 2 (mid-2024); Gen 3 (mid-2025) ▪ Successful ULTRA qualification in Colombia	▲ Gen 2 on track for start-up mid-2024; Gen 3 development proceeding well ▲ Successful initial qualification of ULTRA in Colombia; Expanded testing underway
ADVANCE ESG AND GLASS ADVOCACY	▪ Accelerate use of key tech. in GHG reduction roadmap/recycling initiatives ▪ Glass advocacy to prioritize B2B connections; ≥ 600M impressions @ 11x	▲ 18% GHG reduction (vs 2017 baseline); 30% global renewable electricity ► Minimizing until markets recover
IMPROVE CAPITAL STRUCTURE	▪ < 3.0x net debt leverage ratio at FYE23 (was 3.3x at FYE22)	▲ 2.8x YTD net debt leverage ratio at 3Q23 (2.9x total financial leverage ratio)

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ESG GOALS AND PERFORMANCE

	Emissions	Energy	Recycled Content	Waste	Water	Supply Chain Sustainability	R&D Transformation	Diversity, Equity & Inclusion	Health & Safety	Social Impact
OUR COMMITMENT	SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025)	Reach 40% renewable electricity use by 2030 and reduce total energy consumption by 9%	Increase recycled content to 50% average by 2030	Drive towards a "Zero Waste" organization	Reduce our global water usage 25% by 2030	Align our supply chain with our 2030 sustainability vision and goals	Reinvent and reimagine glassmaking	Increase all aspects of diversity, equity and inclusion across our team	Make a 50% improvement in our Total Recordable Incident Rate (TRIR) by 2030	Make glass recycling available in 100% of our locations
OUR PERFORMANCE	Scopes 1 & 2 reduction by 18% from 2017 base year	Global renewable electricity volume was 30% for 2022, a 16% increase from 2020	Total external cullet by tons packed is 38% on average	Developed Waste Sustainability Roadmap	Water risk screening using the WRI Aqueduct tool. Developed a Water Reduction Roadmap	As of 2022, our in-scope, critical and strategic spend suppliers assessed by EcoVadis increased from 17% to 48%	Operating a MAGMA prototype, pilot, and manufacturing line.	Female representation in global O-I workforce was 17% in 2022	The TRIR for O-I employees was 1.70 in 2022, a 40% decrease from 2019 base year	96% of the communities in which our plants operate have access to glass recycling

Excerpts from O-I's Updated Sustainability Report Which is Available at O-I.com
Performance data is as of 2022.

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18 NON-GAAP FINANCIAL MEASURES The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, free cash flow, adjusted free cash flow, total financial leverage, net debt leverage and adjusted EBITDA provide relevant and useful supplemental financial information that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures. Adjusted earnings relates to net earnings attributable to the company, exclusive of items management considers not representative of ongoing operations and other adjustments because such items are not reflective of the company’s principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Adjusted EBITDA refers to net earnings, excluding gains or losses from discontinued operations, interest expense, net, provision for income taxes, depreciation and amortization of intangibles, exclusive of items management considers not representative of ongoing operations and other adjustments. Total financial leverage refers to the sum of total debt less cash, plus unfunded pension liability, plus the asbestos liability or Paddock liability divided by Adjusted EBITDA. Net debt leverage refers to total debt less cash divided by Adjusted EBITDA. Management uses adjusted earnings, adjusted earnings per share, Adjusted EBITDA, total financial leverage and net debt leverage to evaluate its period-over-period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. The above non-GAAP financial measures may be useful to investors in evaluating the underlying operating performance of the company’s business as these measures eliminate items that are not reflective of its principal business activity. Further, free cash flow relates to cash provided by operating activities plus cash payments to fund the Paddock 524(g) trust and related expenses less cash payments for property, plant and equipment. Adjusted free cash flow relates to cash provided by operating activities plus cash payments to fund the Paddock 524(g) trust and related expenses less cash payments for property, plant and equipment plus cash payments for property, plant and equipment related to strategic or expansion projects. Management has historically used free cash flow and adjusted free cash flow to evaluate its period-over-period cash generation performance because it believes these have provided useful supplemental measures related to its principal business activity. It should not be inferred that the entire free cash flow or adjusted free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from these measures. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. The company routinely posts important information on its website – www.o-i.com/investors.

19 RECONCILIATION TO ADJUSTED EARNINGS The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted earnings and adjusted earnings per share, for the periods ending on and after December 31, 2023, to its most directly comparable GAAP financial measure, net earnings attributable to the Company, because management cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts. Net earnings attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to earnings attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results.

20 RECONCILIATION TO TOTAL FINANCIAL LEVERAGE

21 ADDITIONAL RECONCILIATIONS RECONCILIATION FOR ADJUSTED EBITDA RECONCILIATION FOR TOTAL FINANCIAL LEVERAGE AND NET DEBT LEVERAGE RATIOS For the periods ending on or after December 31, 2023, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, total financial leverage ratio and net debt leverage ratio, which are defined as the sum of total debt less cash, unfunded pension liability and asbestos/Paddock liability divided by Adjusted EBITDA and total debt less cash divided by Adjusted EBITDA, respectively, to its most directly comparable U.S. GAAP financial measure, Net earnings, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results. For the year ending December 31, 2023, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted EBITDA, to its most directly comparable U.S. GAAP financial measure, net earnings, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Earnings before income taxes includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results. RECONCILIATION TO FCF AND ADJUSTED FCF

22 FX IMPACT ON EARNINGS APPROXIMATE ANNUAL IMPACT ON FX RATES AT KEY POINTS EPS FROM 10% FX CHANGE Oct 30, AVG AVG 2023 3Q23 3Q22 EUR 0.33 EUR 1.06 1.08 1.00 MXN 0.07 MXN 18.05 16.99 20.19 BRL 0.03 BRL 5.04 4.88 5.23 COP 0.02 COP 4,066 4,023 4,434 Current Business Outlook is Based on FX Rates as of October 30, 2023